EXCHANGE TRADED CONCEPTS TRUST

Yorkville High Income MLP ETF
Yorkville High Income Infrastructure MLP ETF

Supplement dated December 17, 2015 to each Fund’s Currently Effective
Prospectus, Summary Prospectus, and Statement of Additional Information

This supplement provides new and additional information beyond that contained in the currently effective Prospectus, Summary Prospectus, and Statement of Additional Information for each Fund and should be read in conjunction with those documents.

The Board of Trustees of Exchange Traded Concepts Trust has unanimously approved an Agreement and Plan of Reorganization (“Agreement”) providing for the reorganization (“Reorganization”) of the Yorkville High Income MLP ETF and Yorkville High Income Infrastructure MLP ETF (each, an “Acquired Fund”) into, respectively, the Market Vectors High Income MLP ETF and Market Vectors High Income Infrastructure MLP ETF (each, an “Acquiring Fund”).

The Acquiring Funds are newly-created, separate series of the Market Vectors ETF Trust and have the same investment objectives, substantially similar investment strategies, risks and policies as their corresponding Acquired Funds, and will be operated in a substantially similar manner, except that the Acquiring Funds will be managed by Van Eck Associates Corporation.

Pursuant to the Agreement, all of the assets and liabilities of each Acquired Fund will be transferred to its corresponding Acquiring Fund in exchange for shares of the corresponding Acquiring Fund and cash in lieu of fractional shares of the Acquiring Fund. As a result of the Reorganizations, shareholders of each Acquired Fund will become shareholders of the corresponding Acquiring Fund. Shareholders of each Acquired Fund will receive shares of the corresponding Acquiring Fund (and cash with respect to any fractional shares held by an Acquired Fund shareholder) with a value equal to the aggregate net asset value of their Acquired Fund shares held immediately prior to the Reorganization. Each Reorganization is expected to be a tax-free transaction.

Each Reorganization is subject to shareholder approval. In the next few weeks, shareholders of record of each Acquired Fund will receive a proxy statement soliciting their vote with respect to the proposed Reorganizations. If approved by shareholders, the Reorganizations are expected to close on or about February 8, 2016.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.

YCM-SK-011-0100